Exhibit 99.1
First BanCorp (NYSE: FBP) Overview February 19, 2008

This presentation has been prepared by First BanCorp to provide current information, including preliminary financial information, about its operations and includes information that has not been included in any report previously filed with the Securities and Exchange Commission. The financial information has not been audited or reviewed by First BanCorp's independent registered public accounting firm and reflects First BanCorp's estimates and judgments at this time. In addition, the presentation includes information with respect to the future development of the business and future financial results which, by its very nature, is subject to risks, factors and circumstances that could affect the realization of those developments or results. The Corporation wishes to caution readers not to place undue reliance on any such "forward-looking statements," which speak only as of the date made, and to advise readers that various factors, including, the deteriorating economic conditions in Puerto Rico, interest rate risk relating to the secured loans to Doral Financial Corporation ("Doral") and R&G Financial Corporation ("R&G Financial"), the continued repayment by Doral and R&G Financial of their outstanding loans, the impact on net income of the reduction in net interest income resulting from the repayment of a significant amount of the commercial loans to Doral, the impact of the consent order with the Federal Reserve Bank of New York on the Corporation's future operations and results, the Corporation's ability to continue to implement the terms of the consent order, FirstBank's ability to issue brokered certificates of deposit, its liquidity, the ability to fund operations, changes in the interest rate environment, the deteriorating regional and national economic conditions, including the risks arising from credit and other risks of the Corporation's lending and investment activities, particularly the condo conversion loans in its Miami Agency, any need to classify additional loans as non-performing loans as a result of the deterioration in the economic conditions of Puerto Rico or the U.S. market or for other reasons, competitive and regulatory factors and legislative changes, could affect the Corporation's financial performance and could cause the Corporation's actual results for future periods to differ materially from those anticipated or projected. The Corporation does not undertake, and specifically disclaims any obligation, to update any "forward-looking statements" to reflect occurrences or unanticipated events or circumstances after the date of such statements. Disclaimer

Management Presenters

Luis Beauchamp
Chairman &
Chief Executive Officer

- Mr. Beauchamp joined First BanCorp in 1990 and was named President and CEO and Board Member in September 2005
- Prior to this position, Mr. Beauchamp served as Chief Lending Officer and SEVP of the Wholesale Banking division
- In this role, he managed commercial, construction and real estate businesses, credit loans to administration, workout and business activities throughout First BanCorp's branch network
- Mr. Beauchamp previously spent 21 years at Chase Manhattan Bank

Aurelio Alemán
SEVP,
Chief Operating Officer
& Board Member

- Mr. Alemán joined First BanCorp in 1998 and was named SEVP & Chief Operating Officer and Board Member in September 2005
- Prior to this position, Mr. Alemán was EVP of Consumer Banking and Auto Financing, President of FirstBank Insurance Agency, President of Money Express and President of First Leasing and Rental Corp.
- Mr. Alemán has a broad banking experience, having worked 25 years in the US, Puerto Rican and international banking markets, focusing specifically on credit and risk, banking operations and technology
- Mr. Alemán previously spent 17 years at Citibank and Chase Manhattan Bank

Fernando Scherrer
EVP &
Chief Financial Officer

- Mr. Scherrer joined First BanCorp in 2006 as Chief Financial Officer
- Mr. Scherrer has over 15 years of financial and accounting experience in financial services, insurance, retail and education industries
- Prior to this position, Mr. Scherrer was a Co-Founder and Managing Partner of Scherrer Hernandez, PSC, a public accounting and consulting firm

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Management Presenters

Lawrence Odell
EVP, General Counsel &
Secretary of the
Board of Directors

- Mr. Odell joined First BanCorp in February 2006
- Mr. Odell has over 25 years of experience in specialized legal issues related to banking, corporate finance and international corporate transactions
- Mr. Odell has been a Senior Partner at Martínez Odell & Calabria since 1979

Nayda Rivera
EVP &
Chief Risk Officer

- Mrs. Rivera was named SVP & Chief Risk Officer in April 2006 and Executive Vice President in January 2008
- Mrs. Rivera has more than 12 years of combined work experience in public company, auditing, accounting, financial reporting, internal controls, corporate governance, risk management and regulatory compliance
- Mrs. Rivera joined First BanCorp in 2002

Randolfo Rivera
EVP &
Wholesale and Commercial
Banking Executive

- Mr. Rivera has been the Executive Vice President in charge of corporate banking, middle market, international, government and institutional, structured finance and cash management areas of FirstBank since June 1998
- Prior to that Mr. Rivera was in charge of real estate lending, commercial mortgage unit in Puerto Rico and merchant banking

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First BanCorp

Emilio Martino EVP & Chief Lending Officer Mr. Martino has been the Chief Lending Officer and Executive Vice President of FirstBank since October 2005 Prior to that Mr. Martino was the Chief Credit Officer of the bank Mr. Martino joined First BanCorp in May 2002 Victor Barreras SVP, Treasurer Mr. Barreras joined FirstBank in 2006 Mr. Barreras has over fourteen years of experience in the field of investments, including as a Fixed-Income Portfolio Manager and Investment Officer A Chartered Financial Analyst (CFA) charter holder Management Presenters

Agenda 2007 Accomplishments Selected Financial Data Corporate Overview PR Overview Florida Overview Eastern Caribbean Overview Investment Portfolio and Funding Asset Quality 2008 and Beyond Stock Performance

2007 Accomplishments Unwinding of substantial portion of mortgage-related transactions Completion of capital raise with ScotiaBank Resolution of class action lawsuit and settlement with the SEC 2007 Annual Meeting of Stockholders Lifting of Cease and Desist Orders with the FDIC and the Office of the Commissioner of Financial Institutions of Puerto Rico ("OCIF") Becoming current with the financial reporting requirements of the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE") Implementation of strategic initiatives Commencement of the business rationalization process Restructuring of the investment portfolio 2007 Aug. 2007 Aug. 2007 Nov. 2007 2007 2007 2007 1st Q. 2007 Oct. 2007

Selected Financial Data Year ended Year ended 12/31/2007 12/31/2006 Net interest income Net interest income $ 451,016 $ 443,694 Provision for loan and lease losses Provision for loan and lease losses 120,610 74,991 Non-interest income Non-interest income 67,156 31,336 Non-interest expenses Non-interest expenses 307,843 287,963 Net income Net income 68,136 84,634 Net Interest Margin * Net Interest Margin * 2.83% 2.84 % Allowance for loan and lease losses to loans receivables Allowance for loan and lease losses to loans receivables 1.61% 1.41 % Net charge-offs (annualized) to average loans Net charge-offs (annualized) to average loans 0.79% 0.55 % Provision for loan and lease losses to net charge-offs Provision for loan and lease losses to net charge-offs 1.36 x 1.16 x * On a tax equivalent basis

Selected Financial Data Balance Sheet Data 12/31/2007 12/31/2006 % change Loans and loans held for sale Loans and loans held for sale $ 11,799,746 $ 11,263,980 4.7 % Allowance for loan & lease losses Allowance for loan & lease losses 190,168 158,296 20 % Money market & investment securities Money market & investment securities 4,811,413 5,544,183 (13%) Total Assets Total Assets 17,186,931 17,390,256 (1.2%) Deposits Deposits 11,034,521 11,004,287 0.27 % Borrowings Borrowings 4,460,006 4,662,271 (4.3%) Total Common Equity Total Common Equity 871,546 679,453 28 % Total Equity Total Equity 1,421,646 1,229,553 15.6%

Corporate Overview

Corporate Highlights Market Presence Approximately 3,000 full time employees 185 branches, stand-alone offices and in-branch service centers Total assets of $17.2 billion as of December 31, 2007 Among the three largest financial holding companies headquartered in Puerto Rico and within the 50 largest bank holding companies in the US* Approximately 130 ATM machines and 475,000 customers * Source: Federal Reserve as of September 30, 2007 Diversification Corporate, commercial, consumer, mortgage and auto lending portfolios Insurance, consumer finance and auto rental Leading bank by assets in the US Virgin Islands and British Virgin Islands, combined Expanding franchise in southern Florida, the 3rd fastest growing state with a long term growth rate of approximately 3 times the national average

Corporate Organizational Chart



First BanCorp
First BanCorp Overseas Branch (IBE)
FirstBank International Branch/ Miami Agency (IBE)
FirstBank Puerto Rico
FirstBank Insurance Agency
Ponce General
FirstBank Florida
First Leasing and Rental
First Federal Finance (d/b/a Money Express)
FirstMortgage
FirstBank Overseas (IBE)
First Insurance Agency USVI
First Express USVI

Notes:
- IBE: International Banking Entity
- Organizational chart shows the Corporation's main business entities

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Geographic Footprint Geographic Footprint * * Does not include 3 VICB branches

Total Assets

Diversified Loan Portfolio By Loan Type By Geography

Loans Receivable Composition *1998 - 1999 not restated ** Commercial loans to other financial institutions collateralized by mortgages Consistent Loan Growth in Key Business Segments CAGR 12% 36% 24%

Residential Mortgage Composition $3.2 billion as of 12/31/07 * Fixed Rates - Mainly 30yr fully amortizing ** Adjustables - No teaser rates By Geography By Loan Type

Puerto Rico Business Overview

Puerto Rico
Business Overview

FirstBank Puerto Rico has 4 subsidiaries with operations in Puerto Rico:

- FirstMortgage—a residential mortgage loan origination company with 26 offices within FirstBank branches and at stand alone sites
- First Federal Finance (d/b/a Money Express)—a small-loan consumer finance company with 39 offices in Puerto Rico
- First Leasing and Rental—a vehicle leasing and daily rental company with 8 offices in Puerto Rico
- FirstBank Overseas—an International Banking Entity under the International Banking Entity Act of Puerto Rico

FirstBank Puerto Rico has 2 subsidiaries and 1 agency with operations outside of Puerto Rico:

- First Insurance Agency—an insurance agency with 2 offices that sell insurance products in the US Virgin Islands ("USVI")
- First Express—a small loan, consumer finance company with 3 offices in the USVI
- FirstBank Miami Loan Agency - a Miami based loan agency offering construction and commercial loans (consolidated within FirstBank Puerto Rico)

* Source: Federal Reserve as of September 30, 2007

First BanCorp

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Puerto Rico Footprint Opportunities Within the Local Market Opportunities Within the Local Market Opportunities Within the Local Market Dark Green: Municipalities where FBP is present

Puerto Rico Market Share Opportunities Within the Local Market Share (Sept. 07) Market Position Branches Deposits Total Deposits 16.26% 3rd Total Deposits (Net of Brokered) 6.34% 6th Savings & CD's (w/o brokered, IRA & Keogh) 6.93% 5th Brokered CD's 31.10% 1st Government Deposits 6.42% 3rd Loans Corporate $5MM or more 29.50% 1st Commercial, $250M- $5MM 9.29% 3rd Commercial, Less than $250M 16.45% 2nd Commercial Real Estate 9.81% 3rd Construction 10.90% 4th Total Auto Loan and Leasing 18.35% 2nd Personal Loans 12.07% 3rd Small Loan Company (unsecured) 10.25% 4th * As of Sept. 2007. Source: Commissioner of Financial Institutions of the Commonwealth of PR 8.4% 4th

Puerto Rico Wholesale Banking Diverse Wholesale Banking business with corporate, commercial banking, government & construction segments with strong pipeline First BanCorp has developed a broad product offering for its larger corporate customer base Institutions, government agencies and corporations Cash management product launched in 1998 Automated web-based system #3 in share of government deposit segment* Products include financing, capital markets, business management services and specialized services (including cash flow and asset-based transactions) As of September 2007*, FirstBank Puerto Rico had a 29.50% share and the #1 position among financial institutions on the Island for commercial, agricultural and industrial loans of $5 million or more which are defined as Corporate Banking* One of the largest Corporate Banking units on the Island Key focus on attracting and hiring experienced talent, as well as developing a faster and more agile credit decision-making process * As of September 2007. Source: Commissioner of Financial Institutions of the Commonwealth of PR

Puerto Rico Corporate and Commercial Lending Commercial Banking at both the Corporate and Middle Market levels is expected to continue as one of the Corporation's growth drivers in the near term In 2005, the Corporation initiated a strategy to cater customer needs in the middle market segment Significant opportunity for growth to this market as 84%* of the outstanding principal balance (Puerto Rico only) represents corporate banking relationships Puerto Rico commercial market has been divided into four operating regions to better serve small and medium sized businesses: San Juan, Bayamon, Caguas and Ponce/ Mayaguez Proximity allows for stronger relationships and customer knowledge Each region has sales/marketing and credit officers Corporate and Commercial Lending has shown a CAGR of 24.79% since 2003 Commercial Real Estate Lending has shown a CAGR of 6.09% since 2003 * As of September 30, 2007

Puerto Rico Construction Lending Specializes in the interim Construction financing of residential, industrial and Commercial projects. Currently providing financing to approximately to 37 projects Construction Lending has shown a CAGR of 22.85% since 2003

Puerto Rico Mortgage Lending (FirstMortgage) Residential Real Estate Lending has shown a CAGR of 39.84% since 2003 Puerto Rico's mortgage market has historically been dominated by Doral, R&G and Popular Mortgage, however, recent developments in the mortgage market are resulting in market share changes and more rational pricing Mortgage Lending Division experienced growth since it became a separate division of FirstBank, FirstMortgage in 2003 Increased focus on branch distribution network, as well as specialized units for realtors, mortgage brokers, developers and other specific customer groups Approximately 40% of originations are from branch locations Reduced volume since 2006 is a reflection of the contraction of the local housing market combined with tightened credit policies in the industry

Puerto Rico Auto Lending Auto Loans - CAGR of 16.13% A highly competitive and specialized business on the Island Four major participants: Banco Popular, Reliable, FirstBank and BBVA Strong #2 position with 18.35% market share (Puerto Rico) as of Sept. 2007* Also offers leasing and rental services through First Leasing & Rental Business strategy integrates attractive commercial floor plan packages for the Bank's dealer customers to differentiate from other competitors As dealer relationships develop, FirstBank offers on-site loan officers able to provide approvals in 30 minutes or less The combined auto portfolio has declined 2.5% during 2007 in line with stricter credit policies implemented during 2006 and reduced sales in the auto industry Total sales of new cars have experienced a market contraction of 27% since 2005 As of September 2007. Source: Commissioner of Financial Institutions of the Commonwealth of PR

Puerto Rico Consumer Lending Products Consumer Lending has shown a CAGR of 4.31% from 2003 to 2007. The Consumer Portfolio as of December 2007 remained flat with 2006 reflecting market conditions and tightened credit policies implemented by FBP Offers unsecured lending, credit lines and marine financing Currently #3 in market share Puerto Rico (personal loan segment)* Successful in developing direct and indirect channels Focus on service - 15 minute reply on applications Consumer lending portfolio does not include credit card assets which were sold to MBNA (Bank of America) during 2003 - 2004 In partnership with Bank of America (FIA Card Services) to provide FirstBank branded credit cards 10 year financial institutions exclusivity rights for Puerto Rico market Revenue sharing and fee agreement Access to Bank of America credit card products Preferred, Gold, Platinum and Quantum Non-AAdvantage/ CitiBank PR card portfolio will convert to FirstBank Cards As of September 2007. Source: Commissioner of Financial Institutions of the Commonwealth of PR

Puerto Rico Money Express Money Express has shown a CAGR of 10.04% since 2003. The portfolio has remained flat in line with stricter credit policies implemented during 2006. stricter credit policies implemented during 2006. stricter credit policies implemented during 2006. stricter credit policies implemented during 2006. Specializes in sub-prime unsecured personal lending Loans below $5,000, under Money Express Brand Loans over $5,000 under Prestamas Brand Puerto Rico market size is largely fixed (approximately $1.2 billion), so focus is on capturing market share from competitors FirstBank currently has a 10.25% market share as of September 2007* 3 branches opened in 2006, for a total of 39 branches at end of 2007 5 in-branch Prestamas offices As of September 2007. Source: Commissioner of Financial Institutions of the Commonwealth of PR

Puerto Rico Insurance Business Insurance Commissions have shown a CAGR of 25.23% since 2003 FirstBank Insurance has experienced strong growth since inception Leverage the insurance needs of customers across the Bank's business lines, including auto, mortgage, consumer and commercial Other key priorities are opening additional offices through FirstBank branches and selected auto dealers Recent efforts have focused on further developing the commercial insurance segment, particularly within the middle market

Florida Overview

Florida Total Operations First BanCorp initiated its expansion into the mainland market with a Loan Agency in Miami, Florida in the 4th quarter of 2004 The Miami Agency is part of FirstBank Puerto Rico With the acquisition of FirstBank Florida, First BanCorp entered into full banking services for consumers and small businesses FirstBank Florida is a subsidiary of First BanCorp As of December 2007, First BanCorp had total loans of approximately $1.5 billion in the Florida market, when combining the loans of both the Miami Agency and FirstBank Florida

Florida FirstBank Florida In March 2005, First BanCorp acquired Ponce General (parent of Unibank, later renamed FirstBank Florida) Continued effort to expand Florida franchise beyond the Bank's Miami-based loan agency Branch network integration through FirstBank Florida branding Anticipated de novo branching Emphasis on deposit product enhancement, electronic services and a shift in focus from operations to sales culture Foster growth in the consumer credit business, leveraging existing partnership with Bank of America Broaden commercial lending franchise by targeting small to medium-sized businesses Currently operates 9 branches and 2 offices in the Orlando and Miami-Dade areas $885 million in assets as of December 31, 2007

Florida FirstBank Miami Agency FirstBank enters the US mainland market with focus on the Florida market by establishing a Loan Agency Office in November 2004 Miami loan production office offering construction and commercial loans throughout Florida Agency managed by experienced, seasoned construction lenders well known in the Florida banking community $664 million outstanding and $153 million in undisbursed commitments as of December 31, 2007, distributed among condo conversion, construction, commercial mortgages and pre- development land loans. Construction lending focus on the affordable housing and condo conversion market ($150K to $200K), primarily in the Miami Dade, Broward, Palm Beach, Tampa, Jacksonville and Orlando market areas Reduced exposure in condo conversion and construction financing

Eastern Caribbean Overview

Eastern Caribbean Loan Overview FirstBank's Eastern Caribbean operations include presence in St Thomas, St Croix, St John, Tortola and Virgin Gorda In 1999 and 2002, FirstBank acquired the USVI and BVI branches of Citibank and JPMorgan Chase, respectively. The acquisition of the Virgin Islands Community Bank in St. Croix was completed in the beginning of 2008 FirstBank has become a market leader in these particularly affluent markets In the USVI, estimates reflect, #1 share by assets (37%), #1 share by originations (71%) and #2 share by deposits (38%)* Improved position with the launch of First Express, specializing in small scale sub- prime lending Deposits up from $557 million to $1,018 million as of December 31, 2007 and loans up from $435 million to $916 million since 2003 *Compilation of different industry sources

Eastern Caribbean Insurance Insurance Commissions have shown a CAGR of 70.84% since 2003 First Insurance VI has experienced growth since inception, currently operating insurance agency offices in the Virgin Islands Leverage the insurance needs of customers across the Bank's business lines, including auto, mortgage, consumer and commercial Other key priorities are opening additional offices through FirstBank branches Recent efforts have focused on further developing the commercial insurance segment

FirstBank Eastern Caribbean Region

Investments and Funding

Investment Portfolio (as of December 31, 2007) Total Investment Portfolio $4,819,656,869 Investment Portfolio by Rating Distribution (000,000's)

* Effective maturity may differ due to embedded call options U.S. Government & Agency Portfolio by Final Maturity*

Funding (as of December 31, 2007) Cost of Funds YTD 4.74%

Weighted Average Time Left to Final Maturity* of the Callable & Fixed Brokered CD Portfolio Bullets Portfolio WAVG Life Left Callables 12/31/2002 2.54 9.2 12.06 12/31/2003 1.54 10.62 14.21 12/31/2004 1.38 11.91 13.5 12/31/2005 0.3 6.19 11.01 12/31/2006 0.37 6.82 10.32 12/31/2007 0.52 4.92 9.24 * Effective maturity may differ due to call option

Asset Quality

Total Loans Decrease in total loans in 2006 is mainly a result of repayments of approximately $2.7 billion in secured commercial loans to Doral and R&G of which $2.4 billion represented the non-recurrent payment received in May 2006

Asset Quality Non performing residential mortgage loans have increased during 2006 and first half of 2007. Historically, the Corporation has experienced minimal losses in this portfolio Current reserve levels for the mortgage portfolio are reviewed and validated by an external consultants

Lending & Credit Administration Lending & Credit Administration (000's)

Net Charge-Off Ratios to Average Loans 2002 2003 2004 2005 2006 2007 Residential Real Estate Loans 0.09% 0.04% 0.02% 0.05% 0.04% 0.03% Commercial & Construction loans 0.14% 0.17% 0.11% 0.10% 0.04% 0.23% Consumer Loans 3.15% 2.60% 2.25% 2.06% 2.90% 3.48% Total loans 0.87% 0.66% 0.48% 0.39% 0.55% 0.79%

Capital Position

Capital Position First BanCorp FirstBank

2008 and Beyond

'06 '07 '08P 14768 56361 80000 Strategic Initiatives "One Stop Shop" (OSS) Referrals 42% 282%* 80,000 *As of September 30, 2007

Strategic Initiatives 2007 "One Stop Shop" (OSS)

Total Capital Ratio * FDIC Well Capitalized Level 10.00% * Strong Capital Position to support execution of Strategic Initiatives

FBP Enterprise Wide Focus: 2008 and Beyond Execute on alternatives to optimize available Capital: In excess of $300 million above minimum regulatory capital as of December 31, 2007 Continue leveraging on a more favorable interest rate scenario: $12.5MM Net Interest Income Improvement for each 25bps of 3-month Libor reduction Continue development of Business Franchise to increase market share in key products: Brand: Consumer top of mind recall of FirstBank brand improved from 7th during 2005 to 3rd position in 2007* Quality: Capitalize on current leadership position in quality of service and process improvement initiatives to increase cross selling and attract new customers. One Stop Shop: Increase customer growth and share of wallet of existing FirstBank customers, 56,000 referrals in 2007 with 25% closing rate. Continue executing Business Rationalization initiative: Identified $13 million in cost reduction and revenue enhancement initiatives for 2008 $3.3 million from voluntary separation program. Focus on Asset Quality and reduction of non-accrual loans. *Source: Ipsos Brand Tracking (2007), Milward Brown Brand Dynamics (2005)

Stock Performance

First BanCorp FBP Stock Performance vs. Peers 2007 YTD *Full service commercial bank peers in PR Source: Bloomberg Performance in line with U.S. indices and outperforming local peers *

First BanCorp Total Return Comparison vs. Bank Indexes *10 years ended 12/31/07 Source: Bloomberg

First BanCorp - Market Price to Book Value Ratio P/B multiple at lowest level in last 10 yrs. Source: Bloomberg

First BanCorp (NYSE: FBP) Overview February 19, 2008